UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2019 (March 1, 2019)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-2191		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01. Entry into a Material Definitive Agreement

On March 1, 2019, Norfolk Southern Corporation (the “Company”), through its wholly-owned freight railroad subsidiary Norfolk Southern Railway Company (“NSRC”), entered into certain agreements related to the construction and leasing of a new building in Atlanta, Georgia to consolidate its Norfolk, Virginia and Atlanta, Georgia offices into a single corporate headquarters location (the “Building”). Those agreements included (collectively, the “Transaction Documents”):

1.	a Construction Agency Agreement (the “Construction Agency Agreement”) with BA Leasing BSC, LLC (“BAL”);

2.	a Lease Agreement (the “Lease”) with BAL; and

3.	a Participation Agreement (the “Participation Agreement”) with BAL, Bank of America, N.A., as Administrative Agent, and each of the Rent Assignees listed on Schedule II thereto.

Cost of construction of the Building is expected not to exceed $550 million. NSRC’s obligations under the Transaction Documents will be guaranteed by the Company pursuant to a Guaranty (the “Guaranty”). The Building will be constructed on property owned jointly by NSRC and another wholly-owned subsidiary of the Company, which will be leased to BAL under a long-term ground lease. Pursuant to the Construction Agency Agreement, NSRC will act as the construction agent for BAL in connection with the construction and development of the Building. Construction is expected to commence in the first quarter of 2019 and is expected to be completed in the third quarter of 2021. Upon completion of the Building, NSRC will lease the Building from BAL for a term of five years (the “Term”) and will pay rent monthly. In addition, NSRC will pay all operating costs (including property taxes, insurance and utility costs) and all costs of repairs to the Building.

If NSRC is not in default under the Lease, at least 180 days prior to the end of the Term, NSRC must elect to do one of the following:

1.	extend the Lease for an additional five years with the consent of BAL and the other Rent Assignees;

2.	purchase the Building; or

3.	arrange a sale of the Building to a third party.

Copies of the Lease, Participation Agreement, Construction Agency Agreement and Guaranty are attached hereto. The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Construction Agency Agreement
10.2	Lease Agreement
10.3	Participation Agreement
10.4	Guaranty

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary

Date: March 5, 2019